MUNICIPAL MORTGAGE & EQUITY, LLC
2004 SHARE INCENTIVE PLAN

     1.       Purpose. The purpose of this 2004 Share Incentive Plan (the “Plan”) of Municipal Mortgage & Equity, LLC, a Delaware limited liability company (the “Company”), is to advance the interests of the Company and its shareholders by providing a means to attract, retain, and reward executive officers and other key individuals of the Company and its subsidiaries, to link compensation to measures of the Company’s performance in order to provide additional share-based incentives to such individuals for the creation of shareholder value, and to promote ownership of a greater proprietary interest in the Company, thereby aligning such individuals’ interests more closely with the interests of shareholders of the Company.

     2.       Definitions. The definitions of awards under the Plan, including Options, SARs (including Limited SARs), Restricted Shares, Deferred Shares, and Shares granted as a bonus or in lieu of other awards are set forth in Section 6 of the Plan. Such awards, together with any other right or interest granted to a Participant under the Plan, are termed “Awards.” The definitions of terms relating to a Change in Control of the Company are set forth in Section 8 of the Plan. In addition to such terms and the terms defined in Section 1, the following are defined terms under the Plan:

     (a)     “Award Agreement” means any written agreement, contract, notice to a Participant, or other instrument or document evidencing an Award.

     (b)     “Beneficiary” means the person, persons, trust, or trusts which have been designated by a Participant in his or her most recent written beneficiary designation filed with the Committee to receive the benefits specified under this Plan upon such Participant’s death. If, upon a Participant’s death, there is no designated Beneficiary or surviving designated Beneficiary, then the term Beneficiary means the Participant’s estate.

     (c)     “Board” means the Board of Directors of the Company.

     (d)     “Code” means the Internal Revenue Code of 1986, as amended from time to time. References to any provision of the Code include regulations thereunder and successor provisions and regulations thereto.

     (e)     “Committee” means the Share Incentive Committee, or such other Board committee as may be designated by the Board to administer the Plan.

     (f)     “Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time. References to any provision of the Exchange Act include the rules promulgated thereunder and successor provisions and rules thereto.

     (g)     “Fair Market Value” of a Share means, as of any given date, the closing sales price of a Share on the New York Stock Exchange for such date or, if such day was not a trading day, the closing sales price for the most recent trading day prior to such date.

     (h)     “Participant” means a person who, as an executive officer, key employee or key independent contractor of the Company or a subsidiary, has been granted an Award under the Plan which remains outstanding.

     (i)     “Rule 16b-3” means Exchange Act Rule 16b-3 as from time to time in effect and applicable to the Plan and Participants.

     (j)     “Share” means a Common Share of the Company and such other securities as may be substituted for such Share or such other securities pursuant to Section 8.

     3.       Administration.

     (a)     Composition of Committee. The Committee shall consist of at least two individuals each of whom shall be a “nonemployee director” as defined in Rule 16b-3 as promulgated by the Securities and Exchange Commission (“Rule 16b-3”) under the Exchange Act. If no Committee is designated by the Board to act for these purposes, the Board shall have the rights and responsibilities of the Committee hereunder and under the Award Agreements.

     (b)     Authority of the Committee. The Plan shall be administered by the Committee. The Committee shall have full and final authority to take the following actions, in each case subject to and consistent with the provisions of the Plan:

(i) to select Participants to whom Awards may be granted;

(ii) to determine the type or types of Awards to be granted to each Participant;

(iii) to determine the number of Awards to be granted, the number of Shares to which an Award will relate, the terms and conditions of any Award granted under the Plan (including, but not limited to, any exercise price, grant price, or purchase price, any restriction or condition, any schedule or performance conditions for the lapse of restrictions or conditions relating to transferability, forfeiture, exercisability, or settlement of an Award, and waivers, accelerations, or modifications thereof, based in each case on such considerations as the Committee shall determine), and all other matters to be determined in connection with an Award;

(iv) to determine whether, to what extent, and under what circumstances an Award may be settled, or the exercise price of an Award may be paid, in cash, Shares, other Awards, or other property, or an Award may be canceled, forfeited, or surrendered;

(v) to determine whether, to what extent, and under what circumstances cash, Shares, other Awards, or other property payable with respect to an Award will be deferred either automatically, at the election of the Committee, or at the election of the Participant;

(vi) to prescribe the form of each Award Agreement, which need not be identical for each Participant;

(vii) to adopt, amend, suspend, waive, and rescind such rules and regulations and appoint such agents as the Committee may deem necessary or advisable to administer the Plan;

(viii) to correct any defect or supply appropriate text for any omission or reconcile any inconsistency in the Plan and to construe and interpret the Plan and any Award, rules and regulations, Award Agreement, or other instrument hereunder, with such constructions and interpretations to be conclusive and binding on all persons and otherwise accorded the maximum deference permitted by law, provided that, the Committee’s construction and interpretation shall not be entitled to deference on and after a Change in Control except to the extent that such constructions and interpretations are made exclusively by members of the Committee who are individuals who served as Committee members before the Change in Control;

(ix) to make all other decisions and determinations as may be required under the terms of the Plan or as the Committee may deem necessary or advisable for the administration of the Plan; and

(x) In the event of any dispute or disagreement as to the interpretation of the Plan or of any rule, regulation or procedure, or as to any question, right or obligation arising from or related to the Plan, the decision of the Committee, except as provided in clause (viii), shall be final and binding upon all persons. Unless otherwise expressly provided hereunder, the Committee, with respect to any grant, may exercise its discretion hereunder at the time of the Award or thereafter.

     (c)     Manner of Exercise of Committee Authority. Unless authority is specifically reserved to the Board under the terms of the Plan, the Company’s Amended and Restated Certificate of Formation and Operating Agreement, or applicable law, the Committee shall have discretion to exercise authority under the Plan. Any action of the Committee with respect to the Plan shall be final, conclusive, and binding on all persons, including the Company, subsidiaries of the Company, Participants, any person claiming any rights under the Plan from or through any Participant, and Shareholders. The express grant of any specific power to the Committee, and the taking of any action by the Committee, shall not be construed as limiting any power or authority of the Committee. To the extent permitted by applicable law, the Committee may delegate to officers or employees of the Company or any subsidiary the authority, subject to such terms as the Committee shall determine, (i) to perform administrative functions, (ii) with respect to Participants not subject to Section 16 of the Exchange Act, to perform such other functions of the Committee as the Committee may determine, and (iii) with respect to Participants subject to Section 16, to perform such other functions of the Committee as the Committee may determine to the extent performance of such functions will not result in the loss of an exemption under Rule 16b-3 otherwise available for transactions by such persons. If and to the extent applicable, no member of the Committee may act as to matters under the Plan specifically relating to such member. If no Committee is designated by the Board to act for these purposes, the Board shall have the rights and responsibilities of the Committee hereunder and under the Award Agreements.

     (d)     Limitation of Liability. Each member of the Committee shall be entitled to, in good faith, rely or act upon any report or other information furnished to him by any officer or other employee of the Company or any subsidiary, the Company’s independent certified public accountants, or any executive compensation consultant, legal counsel, or other professional retained by the Company to assist in the administration of the Plan. No member of the Committee, nor any officer or employee of the Company acting on behalf of the Committee, shall be personally liable for any action, determination, or interpretation taken or made in good faith with respect to the Plan, and all members of the Committee and any officer or employee of the Company acting on behalf of the Committee or members thereof shall, to the extent permitted by law, be fully indemnified, held harmless and protected by the Company with respect to any such action, determination, or interpretation.

     4.       Shares Available Under Plan; Individual Award Limitations; Adjustments.

     (a)     Shares Reserved for Awards. Subject to adjustment as hereinafter provided, the total number of Shares reserved and available for issuance to Participants in connection with Awards under the Plan shall be 1,000,000 Shares; provided, however, that the number of Shares issued as Restricted Shares shall not exceed 20% of such total; the number of Shares issued as Awards other than Options (including Restricted Shares) shall not exceed 40% of such total; and the number of Shares with respect to which Awards of Options and SARs may be granted to any Participant shall not exceed 500,000 during any 12 month period. No Award may be granted if the number of Shares to which such Award relates, when added to the number of Shares to which other then-outstanding Awards relate, exceeds an applicable limitation on the number of Shares then remaining available for issuance under this Section 4. If all or any portion of an Award is forfeited, settled in cash, or terminated without issuance of Shares to the Participant, the Shares to which such Award or portion thereof related shall again be available for Awards under the Plan, and such Award or portion thereof shall not count against the percentage limitations applicable to Restricted Shares and Awards other than Options; provided, however, that Shares withheld in payment of the exercise price of any Option or withholding taxes relating to any Award and Shares equal to the number of Shares surrendered in payment of the exercise price of any Option or withholding taxes relating to any Award shall, for purposes of this provision, be deemed not to have been issued to the Participant in connection with such Awards under the Plan. The Committee may adopt procedures for the counting of Shares relating to any Award to ensure appropriate counting and avoid double counting (in the case of tandem or substitute awards). Any Shares issued pursuant to an Award may consist, in whole or in part, of authorized and unissued Shares, treasury Shares, or Shares acquired in the market for the account of the Participant (which treasury Shares or acquired Shares will be deemed to have been “issued” pursuant to such Award).

     (b)     Adjustments.

(i) In the event that the Committee shall determine that any recapitalization, reorganization, merger, consolidation, spin-off, combination, repurchase, exchange of Shares or other securities of the Company, stock split or reverse split, extraordinary dividend (whether in the form of cash, Shares, or other property), liquidation, dissolution, or other similar corporate transaction or event affects the Shares such that an adjustment is appropriate in order to prevent dilution or enlargement of each Participant’s rights under the Plan, then the Committee shall, in such manner as it may deem equitable, adjust any or all of (i) the number and kind of Shares remaining reserved and available for issuance under Section 4(a), (ii) the number and kind of outstanding Restricted Shares or Restricted Shares relating to any other outstanding Award in connection with which Restricted Shares may be issued, (iii) the number and kind of Shares that may be issued in respect of other outstanding Awards and (iv) the exercise price or grant price relating to any Award (or, if deemed appropriate, the Committee may make provision for a cash payment with respect to any outstanding Award). In addition, the Committee is authorized to make adjustments in the terms and conditions of, and the criteria included in, Awards in recognition of unusual or nonrecurring events (including, without limitation, events described in the preceding sentence) affecting the Company or any subsidiary or the financial statements of the Company or any subsidiary, or in response to changes in applicable laws, regulations, or accounting principles.

(ii) If the Company shall be consolidated or merged with another corporation or other entity, each Participant who has received Restricted Shares that are then subject to restrictions imposed by Section 6(d) may be required to deposit with the successor corporation the certificates for the stock or securities or the other property that the Participant is entitled to receive by reason of ownership of Restricted Shares in a manner consistent with Section 6(d)(iii), and such stock, securities or other property shall become subject to the restrictions and requirements imposed by Section 6(d), and the certificates therefor or other evidence thereof shall bear a legend similar in form and substance to the legend referred to in Section 6(d)(iii).

(iii) The judgment of the Committee with respect to any matter referred to in this Sub-section (b) shall be conclusive and binding upon each Participant without the need for any amendment to the Plan.

     5.       Eligibility. Executive officers, other key employees and other key independent contractors of the Company and its subsidiaries, including any director who is also an executive officer or employee, are eligible to be granted Awards under the Plan; provided, however, that members of the Committee are not eligible to be granted Awards under the Plan.

     6.       Specific Terms of Awards.

     (a)     General. Awards may be granted on the terms and conditions set forth in this Section 6. In addition, the Committee may impose on any Award or the exercise thereof, at the date of grant or thereafter (subject to Section 9(f)), such additional terms and conditions, not inconsistent with the provisions of the Plan, as the Committee shall determine, including terms requiring forfeiture of Awards in the event of termination of employment by the Participant or upon the occurrence of other events. In addition, the Committee shall require, as the condition of the issuance of Shares in connection with any Award, that consideration be received by the Company which meets the requirements of the Delaware Limited Liability Company Act.

     (b)     Options. The Committee is authorized to grant Options (which are not to be treated as incentive options under Section 422 of the Code) to Participants (including “reload” options automatically granted upon the occurrence of specified exercises of options) on the following terms and conditions:

(i) Exercise Price. The exercise price per Share purchasable under an Option shall be determined by the Committee without regard to the Fair Market Value of a Share on the date of grant of the Option.

(ii) Time and Method of Exercise. The Committee shall determine the time or times at which an Option may be exercised in whole or in part, the methods by which such exercise price may be paid or deemed to be paid, the form of such payment, including, without limitation, cash, Shares, other Awards or awards granted under other Company plans, or other property (including notes or other contractual obligations of Participants to make payment on a deferred basis, such as through “cashless exercise” arrangements, to the extent permitted by applicable law), and the methods by which Shares will be delivered or deemed to be delivered to Participants.

(iii) Forfeiture. Except as otherwise determined by the Committee, upon termination of employment or contract during the applicable term of the Options, unexercised Options shall be forfeited and again be available for Award by the Company; provided, however, that the Committee may provide, by rule or regulation or in any Award Agreement, or may determine in any individual case, that forfeiture conditions relating to the Options will be waived in whole or in part in the event of terminations resulting from specified causes.

(iv) Dividend Equivalents. The Committee may provide that payments in the form of dividend equivalents will be credited in respect of an Option. The amount of the dividend equivalent shall be credited on the dividend payment date in any of the following forms: in cash, or in unrestricted Shares having a Fair Market Value equal to the amount of such dividends, or in options to acquire additional shares under the Option at no cost based on the dividend payments, or in a reduction of the exercise price of the Option. If the Committee provides for crediting dividend equivalents in the form of additional Options or Shares, such dividend equivalents must be approved by the Committee before such Options or Shares can be credited to the Participant.

     (c)     Share Appreciation Rights. The Committee is authorized to grant SARs to Participants on the following terms and conditions:

(i) Right to Payment. A SAR shall confer on the Participant to whom it is granted a right to receive, upon exercise thereof, the excess of (A) the Fair Market Value of one Share on the date of exercise (or, if the Committee shall so determine, the Fair Market Value of one Share at any time during a specified period before or after the date of exercise), over (B) the grant price of the SAR as determined by the Committee as of the date of grant of the SAR.

(ii) Other Terms. The Committee shall determine the time or times at which a SAR may be exercised in whole or in part, the method of exercise, method of settlement, form of consideration payable in settlement, method by which Shares will be delivered or deemed to be delivered to Participants, whether or not a SAR shall be in tandem with any other Award, and any other terms and conditions of any SAR. Limited SARs that may only be exercised upon the occurrence of a Change in Control (as such term is defined in Section 8(b) or as otherwise defined by the Committee) may be granted on such terms, not inconsistent with this Section 6(c), as the Committee may determine. Such Limited SARs may be either freestanding or in tandem with other Awards.

(iii) Forfeiture. Except as otherwise determined by the Committee, upon termination of employment or contract during the applicable term of the SARs, unexercised SARs shall be forfeited and again be available for Award by the Company; provided, however, that the Committee may provide, by rule or regulation or in any Award Agreement, or may determine in any individual case, that forfeiture conditions relating to the SARs will be waived in whole or in part in the event of terminations resulting from specified causes.

     (d)     Restricted Shares. The Committee is authorized to grant Restricted Shares to Participants on the following terms and conditions:

(i) Grant and Restrictions. The Committee may provide a specified purchase price for the Restricted Shares (whether or not any State law applicable to the Company requires the payment of a purchase price). Restricted Shares shall be subject to such restrictions on transferability and other restrictions, if any, as the Committee may impose, which restrictions may lapse separately or in combination at such times, under such circumstances, in such installments, or otherwise as the Committee may determine. Except to the extent restricted under the terms of the Plan and any Award Agreement relating to the Restricted Shares, a Participant granted Restricted Shares shall have all of the rights of a shareholder including, without limitation, the right to vote Restricted Shares and the right to receive dividends thereon (as described below).

(ii) Forfeiture. Except as otherwise determined by the Committee, upon termination of employment or contract during the applicable restriction period, Restricted Shares that are at that time subject to restrictions shall be forfeited and reacquired by the Company; provided, however, that the Committee may provide, by rule or regulation or in any Award Agreement, or may determine in any individual case, that restrictions or forfeiture conditions relating to Restricted Shares will be waived in whole or in part in the event of terminations resulting from specified causes.

(iii) Certificates for Shares. Restricted Shares granted under the Plan may be evidenced in such manner as the Committee shall determine. If certificates representing Restricted Shares are registered in the name of the Participant, such certificates shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Restricted Shares, the Company may retain physical possession of the certificate, and the Participant shall have delivered a stock power to the Company, endorsed in blank, relating to the Restricted Shares.

(iv) Dividends and Distributions. Dividends paid on Restricted Shares shall be either paid at the dividend payment date in the form the dividends are paid to other shareholders, in cash, or in unrestricted Shares having a Fair Market Value equal to the amount of such dividends, or the payment of such dividends shall be deferred and/or the amount or value thereof automatically reinvested in additional Restricted Shares, other Awards, or other investment vehicles, as the Committee shall determine or permit the Participant to elect. Shares distributed in connection with a Share split or Share dividend, and other property distributed as a dividend, shall be subject to restrictions and a risk of forfeiture to the same extent as the Restricted Shares with respect to which such Shares or other property are distributed.

     (e)     Deferred Shares. The Committee is authorized to grant Deferred Shares to Participants, subject to the following terms and conditions:

(i) Award and Restrictions. Issuance of Shares will occur upon expiration of the deferral period specified for an Award of Deferred Shares by the Committee (or, if permitted by the Committee, as elected by the Participant). In addition, Deferred Shares shall be subject to such restrictions as the Committee may impose, if any, which restrictions may lapse at the expiration of the deferral period or at earlier specified times, separately or in combination, under such circumstances, in such installments, or otherwise as the Committee may determine.

(ii) Forfeiture. Except as otherwise determined by the Committee, upon termination of employment during the applicable deferral period or portion thereof to which forfeiture conditions apply (as provided in the Award Agreement evidencing the Deferred Shares), all Deferred Shares that are at that time subject to such risk of forfeiture shall be forfeited; provided, however, that the Committee may provide, by rule or regulation or in any Award Agreement, or may determine in any individual case, that restrictions or forfeiture conditions relating to Deferred Shares will be waived in whole or in part in the event of terminations resulting from specified causes.

(iii) Dividend Equivalents. The Committee may provide that payments in the form of dividend equivalents will be credited in respect of Deferred Shares, which amounts may be paid or distributed when accrued or deemed reinvested in additional Deferred Shares.

     (f)     Bonus Shares and Awards in Lieu of Cash Obligations. The Committee is authorized to grant Shares as a bonus, or to grant Shares or other Awards in lieu of Company obligations to pay cash under other plans or compensatory arrangements; provided, however, that, in the case of Participants subject to Section 16 of the Exchange Act, the amount of such Shares or Awards shall be determined by the Committee in a manner conforming to then-applicable requirements of Rule 16b-3. Shares or Awards granted hereunder shall be subject to such other terms as shall be determined by the Committee.

     (g)     Other Stock-Based Awards. The Committee shall have the right to grant other Awards based upon the Shares having such terms and conditions as the Committee may determine, including the grant of shares based upon certain conditions, the grant of securities convertible into Shares and the grant of phantom shares.

     7.       Certain Provisions Applicable to Awards.

     (a)     Stand-Alone, Additional, Tandem, and Substitute Awards. Awards granted under the Plan may, in the discretion of the Committee, be granted either alone or in addition to, in tandem with, or in substitution for, any other Award granted under the Plan or any award granted under any other plan of the Company, any subsidiary, or any business entity to be acquired by the Company or a subsidiary, or any other right of a Participant to receive payment from the Company or any subsidiary. Awards granted in addition to or in tandem with other Awards or awards may be granted either as of the same time as or a different time from the grant of such other Awards or awards. The per Share exercise price of any Option, grant price of any SAR, or purchase price of any other Award conferring a right to purchase Shares granted in substitution for an outstanding Award or award may be adjusted to reflect the in-the-money value of the surrendered Award or award.

     (b)     Term of Awards. The term of each Award shall be for such period as may be determined by the Committee.

     (c)     Form of Payment Under Awards. Subject to the terms of the Plan and any applicable Award Agreement, payments to be made by the Company or a subsidiary upon the grant or exercise of an Award may be made in such forms as the Committee shall determine, including, without limitation, cash, Shares, other Awards, or other property, and may be made in a single payment or transfer, in installments, or on a deferred basis. Such payments may include, without limitation, provisions for the payment or crediting of reasonable interest on installment or deferred payments or the grant or crediting of dividend equivalents in respect of installment or deferred payments denominated in Shares.

     (d)     Rule 16b-3 Compliance. It is the intent of the Company that this Plan comply in all respects with applicable provisions of Rule 16b-3 in connection with any grant of Awards to or other transaction by a Participant who is subject to Section 16 of the Exchange Act (except for transactions exempted under alternative Exchange Act Rules or acknowledged in writing to be non-exempt by such Participant). Accordingly, if, at such time, any provision of this Plan or any Award Agreement relating to an Award does not comply with the requirements of Rule 16b-3 as then applicable to any such transaction, such provision will be construed or deemed amended to the extent necessary to conform to the applicable requirements of Rule 16b-3 so that such Participant shall avoid liability under Section 16(b).

     (e)     Loan Provisions. With the consent of the Committee, and subject at all times to, and only to the extent, if any, permitted under and in accordance with, laws and regulations and other binding obligations or provisions applicable to the Company, the Company may make, guarantee, or arrange for a loan or loans to a Participant with respect to the exercise of any Option or other payment in connection with any Award, including the payment by a Participant of any or all federal, state, or local income or other taxes due in connection with any Award. Subject to such limitations, the committee shall have full authority to decide whether to make a loan or loans hereunder and to determine the amount, terms, and provisions of any such loan or loans, including the interest rate to be charged in respect of any such loan or loans, whether the loan or loans are to be with or without recourse against the borrower, the terms on which the loan is to be repaid and conditions, if any, under which the loan or loans may be forgiven. Notwithstanding any other provision of the Plan, the Company shall not be required to take or permit any action under the Plan or any agreement under Section 6 which, in the good-faith determination of the Company, would result in a material risk of a violation by the Company of Section 13(k) of the Exchange Act.

     8.       Change in Control Provisions.

     (a)     In the event of a “Change in Control,” as defined in this Section:

(i) The Committee as constituted immediately before the Change in Control may make such adjustments as it, in its discretion, determines are necessary or appropriate in light of the Change in Control (including, without limitation, the substitution of stock other than stock of the Company as the stock optioned hereunder, cash payment or other equitable consideration and the acceleration of vesting or exercisability of Awards under the Plan), provided the Committee determines that such adjustments do not have a substantial adverse economic impact on the Participants as determined at the time of the adjustments.

(ii) (A) Any Award carrying a right to exercise that was not previously exercisable and vested shall become fully exercisable and vested, subject only to the restrictions set forth in Sections 7(d) and 9(a); and (B) the restrictions, deferral of settlement, and forfeiture conditions applicable to any other Award granted under the Plan shall lapse and such Award shall be deemed fully vested, and any performance conditions imposed with respect to any Award shall be deemed to be fully achieved, subject to the restrictions set forth in Sections 7(d) and 9(a).

     (b)     For purposes of the Plan, a “Change in Control” shall have occurred if:

(i) Any “Person,” as such term is used in Sections 13(d) and 14(d) of the Exchange Act (other than the Company, any entity controlling, controlled by or under common control with the Company, any trustee or other fiduciary holding securities under an employee benefit plan of the Company or any corporation owned, directly or indirectly, by the shareholders of the Company in substantially the same proportions as their ownership of shares of the Company), is or becomes the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 25% or more of either the combined voting power of the Company’s then outstanding voting securities or the then outstanding Shares (in either case, other than as a result of an acquisition of securities directly from the Company);

(ii) during any period of two consecutive years, individuals who at the beginning of such period constitute the Board, and any new director (other than a director designated by a person who has entered into an agreement with the Company to effect a transaction described in clause (i), (iii), or (iv) of this Section 8(b)) whose election by the Board or nomination for election by the Company’s shareholders was approved by a vote of at least two-thirds of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute at least a majority of the Board;

(iii) the shareholders of the Company approve a merger, consolidation, recapitalization, or reorganization of the Company, or a reverse share split of any class of voting securities of the Company, or the consummation of any such transaction if shareholder approval is not obtained, other than any such transaction which would result in at least 75% of the total voting power represented by the voting securities of the Company or the surviving entity outstanding immediately after such transaction being beneficially owned by persons who together beneficially owned at least 75% of the combined voting power of the voting securities of the Company outstanding immediately prior to such transaction, with the relative voting power of each such continuing holder compared to the voting power of each such continuing holder not substantially altered as a result of the transaction; provided that, for purposes of this paragraph (iii), such continuity of ownership (and preservation of relative voting power) shall be deemed to be satisfied if the failure to meet such 75% threshold (or to substantially preserve such relative voting power) is due solely to the acquisition of voting securities by an employee benefit plan of the Company or such surviving entity or of any subsidiary of the Company or such surviving entity; or

(iv) the shareholders of the Company approve a plan of complete liquidation or dissolution of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company’s assets (or any transaction having a similar effect).

     9.       General Provisions.

     (a)     Compliance With Laws and Obligations. The Company will not be obligated to issue or deliver Shares in connection with any Award or take any other action under the Plan in a transaction subject to the registration requirements of the Securities Act of 1933, as amended, or any other federal or state securities law, any requirement under any listing agreement between the Company and any stock exchange or automated quotation system, or any other law, regulation, or contractual obligation of the Company, until the Company is satisfied that such laws, regulations, and other obligations of the Company have been complied with in full. Certificates representing Shares issued under the Plan will be subject to such stop-transfer orders and other restrictions as may be applicable under such laws, regulations, and other obligations of the Company, including any requirement that a legend or legends be placed thereon.

     (b)     Limitations on Transferability. Awards and other rights under the Plan will not be transferable by a Participant except by will or the laws of descent and distribution (or to a designated Beneficiary in the event of the Participant’s death), and, if exercisable, shall be exercisable during the lifetime of a Participant only by such Participant or his or her guardian or legal representative; provided, however, that such Awards and other rights may be transferred to one or more transferees during the lifetime of the Participant in connection with the Participant’s estate or tax planning, and such transferees may exercise rights thereunder in accordance with the terms thereof, but only if and to the extent consistent with the registration of the offer and sale of Shares on Form S-8, Form S-3, or such other registration form of the Securities and Exchange Commission as may then be filed and effective with respect to the Plan and permitted by the Committee. The Company may rely upon the beneficiary designation last filed in accordance with this Section 9(b). Awards and other rights under the Plan may not be pledged, mortgaged, hypothecated, or otherwise encumbered by a Participant and shall not be subject to the claims of a Participant’s creditors.

     (c)     Taxes. The Company and any subsidiary is authorized to withhold from any Award granted or to be settled, any delivery of Shares in connection with an Award, any other payment relating to an Award, or any payroll or other payment to a Participant amounts of withholding and other taxes due or potentially payable in connection with any income recognition event involving an Award (including, for example, an election under section 83(b) of the Code), and to take such other action as the Committee may deem advisable to enable the Company and Participants to satisfy obligations for the payment of withholding taxes and other tax obligations relating to any Award. This authority shall include authority to withhold or receive Shares or other property and to make cash payments in respect thereof in satisfaction of a Participant’s tax obligations.

     (d)     No Right to Continued Employment; Leaves of Absence. Neither the Plan, any Award Agreement, or any action taken hereunder shall be construed as giving any Participant the right to be retained in the employ or contract of the Company or any of its subsidiaries, nor shall it interfere in any way with the right of the Company or any of its subsidiaries to terminate any Participant’s employment or contract at any time. Unless otherwise specified in the applicable Award Agreement, an approved leave of absence shall not be considered a termination of employment for purposes of an Award under the Plan.

     (e)     No Rights to Awards; No Shareholder Rights. No Participant or employee or independent contractor shall have any claim to be granted any Award under the Plan, and there is no obligation for uniformity of treatment of Participants, employees or independent contractors. No Award shall confer on any Participant any of the rights of a shareholder of the Company unless and until Shares are duly issued or transferred and delivered to the Participant in accordance with the terms of the Award or, in the case of an Option, the Option is duly exercised.

     (f)     Changes to the Plan and Awards. The Board may amend, alter, suspend, discontinue, or terminate the Plan or the Committee’s authority to grant Awards under the Plan without the consent of shareholders or Participants, except that any amendment or alteration will be subject to the approval of the Company’s shareholders at or before the next annual meeting of shareholders for which the record date is after the date of such Board action if such shareholder approval is required by any applicable federal or state law or regulation or the rules of any stock exchange or automated quotation system on which Company securities may then be listed or quoted, and the Board may otherwise determine to submit other such amendments or alterations to shareholders for approval; provided, however, that, without the consent of an affected Participant, no such action may materially impair the rights of such Participant with respect to any Award theretofore granted to him. The Committee may waive any conditions or rights under, or amend, alter, suspend, discontinue, or terminate, any Award theretofore granted and any Award Agreement relating thereto; provided, however, that, without the consent of an affected Participant, no such action may materially impair the rights of such Participant under such Award.

     (g)     No Fiduciary Relationship. Nothing contained in the Plan and no action taken pursuant to the provisions of the Plan, shall create or shall be construed to create a trust of any kind, or a fiduciary relationship between the Company or its subsidiaries, or their officers or the Committee, on the one hand, and the Participant, the Company, its subsidiaries or any other person or entity, on the other.

     (h)     Notices. All notices under the Plan shall be in writing, and if to the Company, shall be delivered to the Board or mailed to its principal office, addressed to the attention of the Board; and if to the Participant, shall be delivered personally, sent by facsimile transmission or mailed to the Participant at the address appearing in the records of the Company. Such addresses may be changed at any time by written notice to the other party given in accordance with this Section 9(h).

     (i)     Unfunded Status of Awards; Creation of Trusts. The Plan is intended to constitute an “unfunded” plan for incentive and deferred compensation. With respect to any payments not yet made to a Participant pursuant to an Award, nothing contained in the Plan or any Award shall give any such Participant any rights that are greater than those of a general creditor of the Company; provided, however, that the Committee may authorize the creation of trusts or make other arrangements to meet the Company’s obligations under the Plan to deliver cash, Shares, other Awards, or other property pursuant to any Award, which trusts or other arrangements shall be consistent with the “unfunded” status of the Plan unless the Committee otherwise determines with the consent of each affected Participant.

     (j)     Nonexclusivity of the Plan. Neither the adoption of the Plan by the Board nor its submission to the shareholders of the Company for approval shall be construed as creating any limitations on the power of the Board to adopt such other compensatory arrangements as it may deem desirable, including the granting of awards otherwise than under the Plan, and such arrangements may be either applicable generally or only in specific cases.

     (k)     No Fractional Shares. No fractional Shares shall be issued or delivered pursuant to the Plan or any Award. The Committee shall determine whether cash, other Awards, or other property shall be issued or paid in lieu of such fractional Shares or whether such fractional Shares or any rights thereto shall be forfeited or otherwise eliminated.

     (l)       Captions. The use of captions in this Plan is for convenience. The captions are not intended to provide substantive rights.

     (m)     Governing Law. The validity, construction, and effect of the Plan, any rules and regulations under the Plan, and any Award Agreement will be determined in accordance with the Delaware Limited Liability Company Act and other laws (including those governing contracts) of the State of Delaware, without giving effect to principles of conflicts of laws, and applicable federal law.

     10.     Shareholder Approval, Effective Date, and Plan Termination. The Plan will be effective upon July 1, 2004, subject to its approval by the shareholders of the Company. Unless earlier terminated by action of the Board, the Plan will remain in effect until such time as no Shares remain available for issuance under the Plan and the Company and Participants have no further rights or obligations under the Plan.

As adopted by the Board of Directors:                    April 9, 2004